Advances for drillships under construction	12 Months Ended
Dec. 31, 2012
Advances For Drillships Under Construction [Abstract]
Advances for Rigs and Drillships under Construction

5. Advances for drillships under construction:

The amounts shown in the accompanying consolidated balance sheets include milestone payments under the shipbuilding contracts with the shipyards, supervision costs and any material related expenses incurred during the construction periods, all of which are capitalized in accordance with the accounting policy discussed in Note 2. For the years ended December 31, 2011 and 2012, the movement of the advances for drillships under construction and acquisitions was as follows:

	December 31,
	2011	2012
Balance at beginning of year	$1,888,490	$754,925
Advances for drillships under construction and related costs	2,238,591	237,900
Drillships delivered	(3,372,156)	0
Balance at end of year	$754,925	$992,825

On January 3, March 30, July 28 and September 30, 2011, the Company took delivery of its newbuilding drillships, Ocean Rig Corcovado, Ocean Rig Olympia, Ocean Rig Poseidon and Ocean Rig Mykonos, respectively.

On April 18, 2011, April, 27, 2011, June 23, 2011 and September 20, 2012, pursuant to the option contract with Samsung (Note 8), Ocean Rig UDW exercised four of its six newbuilding drillship options, and entered into shipbuilding contracts for four seventh generation ultra-deepwater drillships, namely Ocean Rig Mylos, Ocean Rig Skyros, Ocean Rig Athena, and Ocean Rig Apollo for a total contractual cost of approximately $608,000, per drillship for the initial three, and $622,756 for the fourth one. To date, the Company has paid $879,387 to the shipyard in connection with the exercise of these options. Delivery of these hulls is scheduled for July 2013, October 2013, November 2013 and January 2015, respectively.